Exhibit 99.1

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 17, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Warm Stacked
3	Hercules 78	Submersible, TD	GOM	Warm Stacked
4	Hercules 85	85' - ILS, TD	GOM	Warm Stacked
5	Hercules 101	100' - MC, TD	GOM	Royal	59-61	14	12/31/08	Special survey planned for approximately 14 days in June 2009
6	Hercules 120	120' - MC, TD	GOM	Chevron	69-71	14	12/31/08
					51-53	90	03/31/09
7	Hercules 150	150' - ILC, TD	GOM	Chevron	69-71	39	01/25/09	Special survey planned for approximately 21 days in April 2009
8	Hercules 152	150' - MC, TD	GOM	ADTI/Maritech	71-73	9	12/26/08
				Black Pool	64-66	31	01/31/09	Black Pool program will not commence until January 1, 2009
9	Hercules 153	150' - MC, TD	GOM	Hall Houston	64-66	1	12/18/08
				Arena	65-67	17	01/08/09	Arena program will not commence until December 22, 2008
10	Hercules 173	173' - MC, TD	GOM	Chevron	69-71	14	12/31/08
					51-53	90	03/31/09
11	Hercules 200	200' - MC, TD	GOM	Ready Stacked
12	Hercules 201	200' - MC, TD	GOM	Devon	84-86	35	01/21/09
13	Hercules 202	200' - MC, TD	GOM	Probe Resources	77-79	28	01/14/09	Special survey planned for approximately 14 days starting in June 2009
14	Hercules 203	200' - MC, TD	GOM	Energy XXI	74-76	29	01/15/09
				Energy XXI	81-83	90	04/15/09	Special survey planned for approximately 21 days in July 2009
15	Hercules 204	200' - MC, TD	GOM	LLOG	72-74	71	02/26/09
				LLOG	74-76	90	05/27/09	Originally contracted with Hercules 252
16	Hercules 207	200' - MC, TD	GOM	Peregrine	81-83	—	12/17/08
				Prime	84-86	15	01/01/09
17	Hercules 211	200' - MC Workover	GOM	Warm Stacked				Special survey planned for approximately 30 days starting in October 2009
18	Hercules 250	250' - MS, TD	GOM	Hunt Oil	74-76	3	12/20/08
				Hunt Oil	79-81	22	01/11/09
				Hunt Oil	84-86	40	02/20/09
19	Hercules 251	250' - MS, TD	GOM	Tana	74-76	8	12/25/08	Next to Warm Stack
20	Hercules 252	250' - MS, TD	GOM	LLOG	69-71	3	12/20/08
21	Hercules 253	250' - MS, TD	GOM	Tana	64-66	273	08/22/09
22	Hercules 257	250' - MS, TD	GOM	Black Elk	74-76	34	01/20/09
				Tana	74-76	25	02/14/09	Originally contracted with Hercules 251
				Tana	64-66	89	05/14/09
23	Hercules 350	350' - ILC, TD	GOM	Tana	129-131	31	01/17/09
					Average	52 days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 17, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
24	Hercules 155	150' - ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160' - MS	GOM	Cold Stacked 08/01
26	Hercules 254	250' - MS	GOM	Cold Stacked 07/01
27	Hercules 255	250' - MS	GOM	Cold Stacked 07/01

International Offshore

1	Hercules 110	100' - MC, TD	Trinidad	Cold Stacked 08/08
2	Hercules 170	170' - ILC	Qatar	Occidental Petroleum	104-106	205	07/10/09	Shipyard late November 2008 for repairs and upgrades for 60 days at reduced rate
3	Hercules 156	150' - ILC, TD	Cameroon & Gabon	Shipyard			01/01/09	Special survey
				ADDAX	149-151	49	02/19/09
4	Hercules 185	120' - ILC, TD	Angola	Shipyard			04/01/09	Maintenance and upgrades including a 30' leg extension
				Angola Drilling Company Ltd	149-151	553	10/06/10
5	Hercules 205	200' - MC, TD	Mexico	PEMEX	104-106	314	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200' Mat Cantilever + $20,000. Next rate adjustment on 1/28/09
6	Hercules 206	200' - MC, TD	Mexico	PEMEX	111-113	187	06/22/09
7	Platform 3	Platform, TD	Mexico	PEMEX	51-53	77	03/04/09
8	Hercules 258	250' - MS	India	ONGC	109-111	899	06/04/11
9	Hercules 208	200' - MC	Malaysia	Murphy	109-111	982	08/26/11
10	Hercules 260	250' - ILC	India	ONGC	142-144	833	03/30/11
11	Hercules 261	250' - ILC	Saudi Arabia	Saudi Aramco			12/18/08	Rig acceptance testing
				Saudi Aramco	136-138	1,030	09/30/11
12	Hercules 262	250' - ILC	Saudi Arabia	Saudi Aramco			01/14/09	Rig acceptance testing
				Saudi Aramco	127-129	1,006	09/30/11
					Average	511 days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 17, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges

1	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	STO Operating Company	37-39	4	12/21/08
				Cinco	36-38	30	01/20/09
2	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Forest	36-38	11	12/28/08
3	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	33-35	21	01/07/09
4	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	1	12/18/08
				JGC	30-32	21	01/07/09
5	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
6	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	JGC	32-34	60	02/15/09
7	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
8	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
9	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
10	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	41-43	49	02/04/09
11	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Warm Stacked
12	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	45-47	14	12/31/08
13	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Warm Stacked
14	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	39-41	34	01/20/09
					Average	17 days

15	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
16	Hercules 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
17	Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
18	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
19	Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
20	Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
21	Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
22	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
23	Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02

Hercules Offshore
Monthly Rig Fleet Status Report
as of
December 17, 2008

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
25	Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
November 30, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$25,237	60	67%	One vessel in drydock in November and December
190-215	5	5	18,747	132	88%
170	2	2	13,372	59	98%
140-150	6	6	10,618	128	71%	Three vessels in drydock in November and one vessel in drydock in December
120-130	14	13	8,160	360	92%	Two vessels in drydock in November, four vessels in drydock in December and one vessel cold-stacked in November and December
105	15	13	5,879	326	84%	Four vessels in drydock in November, three vessels in drydock in December and two vessels cold-stacked in November and December

Sub-total/Average	45	42	$10,320	1,065	85%

International
260	1	—	—	—	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in late 1Q 2009
170-215	4	4	$40,292	111	100%	Excludes other revenue recognized during November of $4,572 per day; Amberjack commenced operations on November 10, 2008
140-150	4	4	15,242	120	100%
120-130	7	7	12,763	180	86%
105	4	4	18,210	8	7%	Two vessels in drydock in November

Sub-total/Average	20	19	$20,870	419	75%

Total/Average	65	61	$13,299	1,484	81%

Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 120-130’ class liftboat and one 260’ class liftboat in the shipyard in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.